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Exhibit 99.6

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of August, 2003.

/s/ J. MICHAEL FITZPATRICK J. Michael Fitzpatrick Director

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of August, 2003.

/s/ MARILLYN A. HEWSON Marillyn A. Hewson Director

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of August, 2003.

/s/ WILLIAM J. HUDSON, JR. William J. Hudson, Jr. Director

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of August, 2003.

/s/ ROBERT J. LAWLESS Robert J. Lawless Director

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of August, 2003.

/s/ ROBERT N. POKELWALDT Robert N. Pokelwaldt Director

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of August, 2003.

/s/ GREGORY A. PRATT Gregory A. Pratt Director

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of August, 2003.

/s/ KATHRYN C. TURNER Kathryn C. Turner Director

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of August, 2003.

/s/ STEPHEN M. WARD, JR. Stephen M. Ward, Jr. Director

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of August, 2003.

/s/ KENNETH L. WOLFE Kenneth L. Wolfe Director

CARPENTER TECHNOLOGY CORPORATION
POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and David A. Christiansen or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission with respect to the offer to exchange the Company's Senior Notes due 2013, and any and all amendments to such Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of August, 2003.

/s/ CARL G. ANDERSON, JR. Carl G. Anderson, Jr. Director

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  Exhibit 99.6
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY
CARPENTER TECHNOLOGY CORPORATION POWER OF ATTORNEY